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                                                                   EXHIBIT 10.10

              AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT

        This Amendment Number One to Loan and Security Agreement ("Amendment") is entered into as of June 5, 1998, by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and Celebrity, Inc., a Texas corporation, and certain of its subsidiaries (collectively, the "Borrowers"), in light of the following:

        FACT ONE: Borrowers and Foothill have previously entered into that certain Loan and Security Agreement, dated as of January 30, 1998 (the "Agreement").

        FACT TWO: Borrowers and Foothill desire to amend the Agreement as provided for and on the conditions herein.

        NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Agreement as follows:

        1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

        2.  AMENDMENTS.

            2.1 Paragraph (h) of the definition of "Eligible Accounts" contained in Section 1.1 of the Agreement is hereby amended by raising the maximum permitted concentration ratio for Michaels Stores, Inc. to 45% from its present 35%.

            2.2 Clause (b) of the definition of "Excess Availability" is hereby amended in its entirety to read as follows:

        (b) the aggregate amount of the outstanding Obligations (including Letters of Credit).

            2.3 The following new definition is hereby added to Section 1.1 of the Agreement:

            "Patterson Senior Loan" means the senior unsecured Indebtedness of Borrowers owing to Robert Patterson, not to exceed $500,000 at any one time, which amount shall be due and payable on or before December 31, 2000.

            2.4 Section 2.3 of the Agreement is hereby amended in its entirety to read as follows:


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          2.3 TERM LOAN. Foothill has agreed to make a term loan (the "Term
     Loan") to Borrowers in the original principal amount of $3,500,000. The Term Loan shall be repaid in monthly installments of principal commencing May 1, 1998 and continuing on the first day of each succeeding month until and including the date on which the unpaid balance of the Term Loan is paid in full. The first 17 installments shall be in the amount of $200,000 each, and the final installment shall be in the amount of $100,000. The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable upon the earlier of (a) October 1, 1999 or (b) the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. The unpaid principal balance of the Term Loan may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon 30 days prior written notice by Borrowers to Foothill, all such prepaid amounts to be applied to the installments due on the Term Loan in the inverse order of their maturity. All amounts outstanding under the Term Loan shall constitute Obligations.

          2.5 Section 3.3(e) of the Agreement is hereby amended in its entirety to read as follows:

          (e) by April 15, 1999 Foothill shall have received from Celebrity a business plan (with projections) for Borrowers reflecting periods through June 30, 2000, and by April 15, 2000 Foothill shall have received from Celebrity a business plan (with projections) for Borrowers reflecting periods through June 30, 2001, in each case acceptable to Foothill in its sole discretion.

          2.6 Section 7.1(e) is hereby deleted and replaced with the following:

          (e) the Patterson Senior Loan; and

          (f) refinancings, renewals, or extensions of Indebtedness permitted under clauses (b), (c) or (d) of this Section 7.1 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of repayment of the Obligations by Borrowers, (ii) the net cash proceeds of such refinancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, except for the refinancing of the Senior Real Estate Loan, which refinancing may be for an amount up to the appraised fair market value of the real property securing such Indebtedness, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so


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     refinanced, renewed, or extended, and (iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations, then the subordination terms and conditions of the refinancing Indebtedness must be at least as favorable to Foothill as those applicable to the refinanced Indebtedness.



          2.7 the reference to Section 7.1(e) contained in Section 7.2 of the Agreement is hereby amended to refer to Section 7.1(f).

          2.8 Section 7.8(a) of the Agreement is hereby amended in its entirety to read as follows:

          (a) Prepay, redeem, retire, defease, purchase, or otherwise acquire any Indebtedness owing to any Person, except (i) payments of the Obligations in accordance with this Agreement, (ii) in connection with a refinancing permitted by Section 7.1(f); (iii) prepayments of the Senior Real Estate Loan from a Permitted Sale/Leaseback; (iv) in connection with Permitted Equipment Dispositions; and, (v) upon prior notice to Foothill specifying such contemplated payment, and so long as no Event of Default has occurred and is continuing (or would arise from the making of such payment), repayments of the Patterson Senior Loan from Borrowers' borrowing availability hereunder, and the repayment of the $500,000 Indebtedness owing to RHP Management, LLC, in monthly installments not to exceed $125,000 each, pursuant to the terms of the Subordination Agreement, and

          2.9 Section 7.20(c) of the Agreement is hereby amended in its entirety to read as follows:

          (c) Tangible Net Worth. Tangible Net Worth of at least the following amounts as of the following dates:

          Date             Minimum Tangible Net Worth
          ----             --------------------------
     June 30, 1998                 $ 5,000,000
     September 30, 1998            $ 5,000,000
     December 31, 1998             $ 5,000,000
     March 31, 1999                $ 5,000,000
     June 30, 1999                 $ 5,000,000

     Borrowers acknowledge that Foothill will establish appropriate levels for this financial covenant for quarterly periods beyond June 30, 1999 upon receipt and approval of the Borrowers' business plan required under Section 3.3(e). Such extensions of this financial covenant will be determined by Foothill in



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          its reasonable credit judgment (based on no more than 85% of projected performance) and this Section 7.20 will be amended accordingly upon Foothill's notification to Celebrity of such levels without any requirement of Borrowers' further consent thereto.

               2.10 Section 7.20(d) of the Agreement is hereby amended in its entirety to read as follows:

               (d) EBITDA. EBITDA of at least the following amounts as of the following dates:

               Date                   Minimum EBITDA
               ----                   --------------
          June 30, 1998                ($ 3,500,000)
          September 30, 1998            $ 1,500,000
          December 31, 1998             $ 1,100,000
          March 31, 1999                $   500,000
          June 30, 1999                 $ 1,300,000

          Borrowers acknowledge that Foothill will establish appropriate levels for this financial covenant for quarterly periods beyond June 30, 1999 upon receipt and approval of the Borrowers' business plan required under Section 3.3(e). Such extensions of this financial covenant will be determined by Foothill in its reasonable credit judgment (based on no more than 85% of projected performance) and this Section 7.20 will be amended accordingly upon Foothill's notification to Celebrity of such levels without any requirement of Borrowers' further consent thereto.

          3. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby affirms to Foothill that all of such Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

          4. NO DEFAULTS. Each Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

          5. CONDITION PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon the receipt by Foothill of an executed copy of this Amendment.

          6. COSTS AND EXPENSES. Borrowers shall pay to Foothill all of Foothill's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.


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          7.   LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

          8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


                                        FOOTHILL CAPITAL CORPORATION,
                                        a California corporation

                                        By: /s/ ALBERT R. JOSEPH
                                           ------------------------------
                                        Title:       Vice President
                                              ---------------------------


                                        CELEBRITY, INC.,
                                        a Texas corporation


                                        By: /s/ ROBERT H. PATTERSON, JR.
                                           ------------------------------
                                        Title:    Chairman
                                              ---------------------------


                                        THE CLUETT CORPORATION,
                                        a California corporation

                                        By: /s/ ROBERT H. PATTERSON, JR.
                                           ------------------------------
                                        Title:    Chairman
                                              ---------------------------



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                                   STAR WHOLESALE FLORIST, INC.,
                                   a Texas corporation

                                   By /s/ ROBERT H. PATTERSON JR.
                                     -----------------------------
                                   Title:  President
                                         -------------------------


                                   INDIA EXOTICS, INC.,
                                   a Texas corporation

                                   By /s/ ROBERT H. PATTERSON JR.
                                     -----------------------------
                                   Title:  Chairman
                                         -------------------------

                                   VALUE FLORIST SUPPLIES, INC.,
                                   a Texas corporation

                                   By /s/ ROBERT H. PATTERSON JR.
                                     -----------------------------
                                   Title:  President
                                         -------------------------


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          The undersigned has executed a Continuing Guaranty in favor of
Foothill Capital Corporation ("Foothill") respecting the obligations of the above-referenced Borrowers owing to Foothill. The undersigned acknowledges the terms of the above Amendment and reaffirms and agrees that: its Continuing Guaranty remains in full force and effect; nothing in such Continuing Guaranty obligates Foothill to notify the undersigned of any changes in the financial accommodations made available to the Borrowers or to seek reaffirmations of the Continuing Guaranty; and no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of this reaffirmation.

                                             MAGICSILK, INC.,
                                             a Texas corporation

                                             By: /s/ ROBERT H. PATTERSON, JR.
                                                -------------------------------
                                             Name: Robert H. Patterson, Jr.
                                                  -----------------------------
                                             Title:   President
                                                   ----------------------------





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